Related Parties	12 Months Ended
Dec. 31, 2025
Related Party [Abstract]
Related Parties	Related Parties
The Company enters into transactions with related parties in the normal course of business and at terms that would exist in arm’s-length transactions.
Transactions with Certain Related Parties
Transactions with MFLP, a wholly owned unconsolidated partnership, are described in notes 10, 17 and 18.
Compensation of Key Management Personnel
The Company’s key management personnel are those personnel who have the authority and responsibility for planning, directing and controlling the activities of the Company. Directors (both executive and non-executive) and senior management are considered key management personnel. A summary of compensation of key management personnel is as follows.

For the years ended December 31,	2025	2024
Short-term employee benefits	$101	$99
Post-employment benefits	8	7
Share-based payments	86	79
Termination benefits	1	2
Other long-term benefits	3	3
Total	$199	$190